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                                   EXHIBIT 23



INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation in Amendment No. 3 to Registration Statement No. 33-62779 on Form S-3 of our report dated March 7, 1996, appearing in this Annual Report on Form 10-K of Alexander's, Inc. for the year ended December 31, 1995.


                                                           Deloitte & Touche LLP


Parsippany, New Jersey
March 22, 1996


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